  As filed with the Securities and Exchange Commission on March 4, 1997
                                                      Registration No. 33-38461
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]
                                                                            [X]
                     POST-EFFECTIVE AMENDMENT NO. 10
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                                                                            [X]
                             AMENDMENT NO. 12
                       (Check appropriate box or boxes)

                                  -----------

                         NICHOLAS-APPLEGATE FUND, INC.
            (Formerly Nicholas-Applegate Growth Equity Fund, Inc.)
              (Exact name of registrant as specified in charter)

                           GATEWAY CENTER THREE

                         NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530

                              S. JANE ROSE, ESQ.

                           GATEWAY CENTER THREE

                         NEWARK, NEW JERSEY 07102
              (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.
             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

                       [X] immediately upon filing pursuant to paragraph (b)
                       [_] on (date) pursuant to paragraph (b)
                       [_] 60 days after filing pursuant to paragraph (a)
                       [_] on (date) pursuant to paragraph (a) of Rule 485.
                       [_] 75 days after filing pursuant to paragraph (a)(ii).
                       [_] on (date) pursuant to paragraph (a)(ii) of Rule 485.

                       IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                       [_] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

  PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE. THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 27, 1997.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

 N-1A ITEM NO.                                    LOCATION
 -------------                                    --------
 PART A
 Item  1. Cover Page...........................   Cover Page
 Item  2. Synopsis.............................   Fund Expenses; Fund Highlights
 Item  3. Condensed Financial Information......   Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance
 Item  4. General Description of Registrant....   Cover Page; Fund Highlights;
                                                  General Information
 Item  5. Management of Fund...................   Financial Highlights; How the
                                                  Fund is Managed; General
                                                  Information
 Item  6. Capital Stock and Other Securities...   Taxes, Dividends and
                                                  Distributions; General
                                                  Information
 Item  7. Purchase of Securities Being Offered.   Shareholder Guide: How the
                                                  Fund Values its Shares
 Item  8. Redemption or Repurchase.............   Shareholder Guide: How the
                                                  Fund Values its Shares;
                                                  General Information
 Item  9. Pending Legal Proceedings............   Not Applicable
 PART B
 Item 10. Cover Page...........................   Cover Page
 Item 11. Table of Contents....................   Table of Contents
 Item 12. General Information and History......   General Information
 Item 13. Investment Objectives and Policies...   Investment Objective and
                                                  Policies; Investment
                                                  Restrictions
 Item 14. Management of the Fund...............   Directors and Officers;
                                                  Manager; Distributor
 Item 15. Control Persons and Principal Holders
          of Securities........................   Principal Holders of
                                                  Securities
 Item 16. Investment Advisory and Other
          Services.............................   Manager; Distributor;
                                                  Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants
 Item 17. Brokerage Allocation and Other
          Practices............................   Portfolio Transactions and
                                                  Brokerage
 Item 18. Capital Stock and Other Securities...   Not Applicable
 Item 19. Purchase, Redemption and Pricing of
          Securities Being Offered.............   Purchase and Redemption of
                                                  Fund Shares; Shareholder
                                                  Investment Account; Net Asset
                                                  Value
 Item 20. Tax Status...........................   Dividends, Distributions and
                                                  Taxes
 Item 21. Underwriters.........................   Distributor
 Item 22. Calculation of Performance Data......   Performance Information
 Item 23. Financial Statements.................   Financial Statements
 PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

NICHOLAS-APPLEGATE GROWTH EQUITY FUND

-------------------------------------------------------------------------------

PROSPECTUS DATED MARCH 4, 1997

-------------------------------------------------------------------------------

Nicholas-Applegate Growth Equity Fund (the Fund) is a series of Nicholas-Applegate Fund, Inc. (the Company), an open-end, diversified management investment company whose objective is capital appreciation. The Fund intends to invest principally in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (S&P 500). The Fund intends to invest primarily in companies having middle market capitalizations and above. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. No assurance can be given that the Fund's investment objective will be achieved. THE FUND MAY ENGAGE IN SHORT-SELLING AND SHORT-TERM TRADING. THESE TECHNIQUES MAY BE CONSIDERED SPECULATIVE AND MAY RESULT IN HIGHER RISKS AND COSTS TO THE FUND. SEE "HOW THE FUND INVESTS-- INVESTMENT OBJECTIVE" AND "--INVESTMENT POLICIES AND PRACTICES."

The Fund's Manager is Prudential Mutual Fund Management LLC. The Fund's Investment Adviser is Nicholas-Applegate Capital Management. See "How the Fund is Managed." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 4, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Company at the address or telephone number noted above.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


 WHAT IS NICHOLAS-APPLEGATE GROWTH EQUITY FUND?

  Nicholas-Applegate Growth Equity Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sales in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and securities convertible into or exercisable for common stocks (such as convertible preferred stocks and convertible debentures) the earnings and securities prices of which the Investment Adviser expects to grow at a rate above that of the S&P 500. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

 WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  In seeking to achieve its investment objective, the Fund has generally invested in companies having middle market capitalizations, and above. Companies which have capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. The Fund's net asset value may be subject to above average fluctuations, and its portfolio turnover may be substantially greater than that of many other funds. The Fund may also invest in securities of foreign issuers, engage in short sales and borrow from banks for certain purposes, all of which involve special risk considerations. See "How the Fund Invests--Investment Objective and Policies" at page 7. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

 WHO MANAGES THE FUND?

  Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .95 of 1% of the Fund's average daily net assets. As of January 31, 1997, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. Nicholas-Applegate Capital Management (NACM or the Investment Adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 11 and "How the Fund is Managed--Investment Adviser" at page 12.

 WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B and Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed-- Distributor" at page 12.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 18 and "Shareholder Guide--Shareholder Services" at page 28.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco-Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 15 and "Shareholder Guide--How to Buy Shares of the Fund" at page 18.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers four classes of shares:

  . Class A Shares:   Sold with an initial sales charge of up to 5% of the
                      offering price.
  . Class B Shares:   Sold without an initial sales charge but are subject to a
                      contingent deferred sales charge or CDSC (declining from
                      5% to zero of the lower of the amount invested or the
                      redemption proceeds) which will be imposed on certain
                      redemptions made within six years of purchase. Although
                      Class B shares are subject to higher ongoing distribution-
                      related expenses than Class A shares, Class B shares will
                      automatically convert to Class A shares (which are
                      subject to lower ongoing distribution-related expenses)
                      approximately seven years after purchase.
  . Class C Shares:   Sold without an initial sales charge and, for one year
                      after purchase, are subject to a 1% CDSC on redemptions.
                      Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  . Class Z Shares:   Sold without either an initial or contingent deferred
                      sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

 See "Shareholder Guide--Alternative Purchase Plan" at page 19.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 23.

DIVIDENDS AND DISTRIBUTIONS

 The Fund expects to pay dividends of net investment income annually, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 16.

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION   CLASS A SHARES            CLASS B SHARES                    CLASS C SHARES         CLASS Z SHARES
  EXPENSES+                 -------------- ------------------------------------- ---------------------------- ----------------
   Maximum Sales Load
    Imposed on Purchases
    (as a percentage of
    offering price).....         5.00%                     None                              None                   None
   Maximum Sales Load
    Imposed on
    Reinvested
    Dividends...........         None                      None                              None                   None
   Maximum Deferred
    Sales Load (as a
    percentage of
    original purchase
    price or redemption                    5% during the first year, decreasing
    proceeds, whichever                    by 1% annually to 1% in the fifth and    1% on redemptions made
    is lower)...........         None      sixth years and 0% the seventh year*  within one year of purchase.       None
   Redemption Fees......         None                      None                              None                   None
   Exchange Fees........         None                      None                              None                   None
  ANNUAL FUND OPERATING     CLASS A SHARES            CLASS B SHARES                    CLASS C SHARES        CLASS Z SHARES**
  EXPENSES                  -------------- ------------------------------------- ---------------------------- ----------------
  (as a percentage of
   average net assets)
   Management Fees......          .95%                      .95%                              .95%                   .95%
   12b-1 Fees...........          .25++                    1.00                              1.00                   None
   Other Expenses.......          .28%                      .28%                             .28%                   .28%

                                 ----      ------------------------------------- ----------------------------       ----
   Total Fund Operating
    Expenses............         1.48%                     2.23%                             2.23%                  1.23%

                                 ====      ===================================== ============================       ====

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
  EXAMPLE                                        ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at
   the end of each time period:
   Class A.....................................   $64    $ 94    $127     $218
   Class B.....................................   $73    $100    $129     $226
   Class C.....................................   $33    $ 70    $119     $256
   Class Z.....................................   $13    $ 39    $ 68     $149
  You would pay the following expenses on the
   same investment, assuming no redemption:
   Class A.....................................   $64    $ 94    $127     $218
   Class B.....................................   $23    $ 70    $119     $226
   Class C.....................................   $23    $ 70    $119     $256
   Class Z.....................................   $13    $ 39    $ 68     $149

 The above example is based on restated data for the Fund's fiscal year ended December 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.
 ----------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."

 ** Estimated based on expenses expected to have been incurred if Class Z
    Shares were in existence throughout the fiscal year ended December 31, 1997.
  + Pursuant to rules of the National Association of Securities Dealers,
    Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."

 ++ Although the Class A Distribution and Service Plan provides that the
    Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997. Total operating expenses without such limitation would be 1.53%. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
The information presented in this section includes information for fiscal periods ended prior to the Fund's conversion from a closed-end investment company to an open-end investment company.
--------------------------------------------------------------------------------


 The following financial highlights have been audited by Ernst & Young LLP with respect to the fiscal years ended December 31, 1995 and December 31, 1996, and by Coopers & Lybrand LLP, with respect to the fiscal years of the Fund ended December 31, 1990, December 31, 1991, December 31, 1992 December 31, 1993 and December 31, 1994, each of whom is an independent accountant, and whose respective reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."

                                                              CLASS A(B)
                                   ------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------
                                     1996     1995(D)    1994(D)     1993(D)     1992(D)     1991(D)
                                   --------   --------   -------     -------     -------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset  value, beginning
 of period.......................  $  15.18    $ 11.99   $ 13.56     $ 12.77     $ 11.73     $  10.19
                                   --------   --------   -------     -------     -------     --------
INCOME FROM INVESTMENT
----------------------
 OPERATIONS:
 -----------
Net investment income (loss).....     (0.14)     (.011)     (.07)      (0.07)      (0.07)       (0.10)
Net realized and unrealized gain
 (loss) on investment
 transactions....................      2.64       3.82     (1.19)       2.63        1.11         5.50
                                   --------   --------   -------     -------     -------     --------
Total from investment operations.      2.50       3.71     (1.26)       2.56        1.04         5.40
                                   --------   --------   -------     -------     -------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
---------------------------------
Dividends from net investment
 income..........................       --         --        --          --          --           --
Distributions from net realized
 gains from investment
 transactions....................     (2.27)     (0.52)    (0.31)      (1.77)        --         (3.86)
                                   --------   --------   -------     -------     -------     --------
Total dividends and
 distributions...................     (2.27)     (0.52)    (0.31)      (1.77)        --         (3.86)
                                   --------   --------   -------     -------     -------     --------
Increase (decrease) resulting
 from Fund share transactions....       --         --        --          --          --           --
                                   --------   --------   -------     -------     -------     --------
Net asset value, end of period...  $  15.41   $  15.18   $ 11.99     $ 13.56     $ 12.77     $  11.73
                                   ========   ========   =======     =======     =======     ========
TOTAL RETURN(G): ................     16.45%     31.20%    (9.53)%     20.26%       8.87%       55.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..  $145,120   $124,340   $86,069     $97,596     $84,169     $ 63,028
Average net assets (000).........  $136,482   $109,740   $93,620     $90,332     $74,005     $104,819
Ratios to average net assets:
 Expenses, including distribution
  fee............................      1.41%      1.44%     1.49%(j)    1.42%(j)    1.54%(j)     1.94%(i)(j)
 Expenses, excluding distribution
  fee............................      1.23%      1.27%     1.32%(j)    1.30%(j)    1.44%(j)     1.90%(j)
 Net investment income (loss)....     (0.93)%    (0.83)%   (0.59)%     (0.53)%     (0.63)%      (0.83)%
Portfolio turnover rate(e).......       113%       106%      110%        112%        107%         115%
Asset coverage of borrowing......       --         --        --          --          --           --
Total debt outstanding (000
 omitted)........................       --         --        --          --          --           --
Average commission rate paid per
 share...........................  $  .0588   $  .0592       N/A         N/A         N/A          N/A
                                                   CLASS A(B)
                                   --------------------------------------------------------------
                                                                                       APRIL 9,
                                                                                       1987(H)
                                      YEAR ENDED DECEMBER 31,                             TO
                                   -------------------------------------------       DECEMBER 31,
                                   1990(D)         1989(C)(D)       1988(C)(D)        1987(C)(D)
                                   --------        ----------       ----------       ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset  value, beginning
 of period.......................   $ 11.42         $   8.55         $  7.40           $  9.21(f)
                                   --------         --------         -------           -------
INCOME FROM INVESTMENT
----------------------
 OPERATIONS:
 -----------
Net investment income (loss).....      0.02            (0.25)          (0.14)            (0.04)
Net realized and unrealized gain
 (loss) on investment
 transactions....................     (0.66)            3.39            1.21             (1.77)
                                   --------         --------         -------           -------
Total from investment operations.     (0.64)            3.14            1.07             (1.81)
                                   --------         --------         -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS:
---------------------------------
Dividends from net investment
 income..........................     (0.02)             --              --                --
Distributions from net realized
 gains from investment
 transactions....................     (0.06)           (0.28)            --                --
                                   --------         --------         -------           -------
Total dividends and
 distributions...................     (0.08)           (0.28)            --                --
                                   --------         --------         -------           -------
Increase (decrease) resulting
 from Fund share transactions....     (0.51)            0.01            0.08               --
                                   --------         --------         -------           -------
Net asset value, end of period...  $  10.19         $  11.42         $  8.55           $  7.40
                                   ========         ========         =======           =======
TOTAL RETURN(G): ................    (10.03)%          36.83%          15.54%           (20.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..  $120,987         $108,415         $81,559           $74,121
Average net assets (000).........  $116,094         $ 98,874         $79,103           $90,251
Ratios to average net assets:
 Expenses, including distribution
  fee............................      1.63%(i)(j)      4.55%(i)(j)     4.60%(i)(j)       3.61%(a)(i)(j)
 Expenses, excluding distribution
  fee............................      1.63%(j)         4.55%(j)        4.60%(j)          3.61%(a)(j)
 Net investment income (loss)....      0.24%           (2.36)%         (1.64)%           (0.52)%(a)
Portfolio turnover rate(e).......       149%             120%            183%              299%
Asset coverage of borrowing......       --               371%            372%              385%
Total debt outstanding (000
 omitted)........................       --          $ 40,000         $30,000           $26,000
Average commission rate paid per
 share...........................       N/A              N/A             N/A               N/A

 ---------

   (a)  Annualized.
   (b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class A shares.
   (c)  Not audited by Ernst & Young LLP or Coopers & Lybrand LLP.
   (d) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (f)  Net of underwriting discount ($.70) and offering costs ($.09).
   (g) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than one full year are not annualized.
   (h)  Commencement of investment operations of Class A shares.
   (i) Ratios of expenses, before loan interest, commitment fees and nonrecurruing expenses were 1.71% in 1991, 1.16% in 1990, 1.14% in 1989, 1.29% in 1988 and 1.25% in 1987 for Class A Shares, respectively.
   (j) Current year amounts have been restated from prior periods presentation.
    N/A -- Not available

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS) The information presented in this section includes information for fiscal periods ended prior to the Fund's conversion from a closed-end investment company to an open-end investment company.

 The following financial highlights have been audited by Ernst & Young LLP with respect to the fiscal years ended December 31, 1995 and December 31, 1996, and by Coopers & Lybrand LLP, with respect to the fiscal years of the Fund ended December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993 and December 31, 1994, each of whom is an independent accountant, and whose respective reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."

                                                              CLASS B(B)
                                       ------------------------------------------------------------------------
                                                                                                     JUNE 10,
                                                        YEAR ENDED                                     1991
                                                       DECEMBER 31,                                  THROUGH
                                       -------------------------------------------------------     DECEMBER 31,
                                         1996    1995(C)    1994(C)      1993(C)      1992(C)        1991(C)
                                       --------  --------   --------     --------     --------     ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period.  $  14.49  $  11.56   $  13.18     $  12.56     $  11.65       $ 12.43
                                       --------  --------   --------     --------     --------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)..................                 (0.24)    (0.22)     (0.17)       (0.18)       (0.16)        (0.08)
Net realized and
 unrealized gain (loss)
 on investment transac-
 tions...................                  2.50      3.67      (1.14)        2.57         1.07          3.16
                                       --------  --------   --------     --------     --------       -------
Total from investment op-
 erations................                  2.26      3.45      (1.31)        2.39         0.91          3.08
                                       --------  --------   --------     --------     --------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net in-
 vestment income.........                   --        --         --           --           --            --
Distributions from net
 realized gains from
 investment transactions.                 (2.27)    (0.52)     (0.31)       (1.77)         --          (3.86)
                                       --------  --------   --------     --------     --------       -------
Total dividends and dis-
 tributions..............                 (2.27)    (0.52)     (0.31)       (1.77)         --          (3.86)
                                       --------  --------   --------     --------     --------       -------
Increase (decrease)
 resulting from Fund
 share transactions......                   --        --         --           --           --            --
                                       --------  --------   --------     --------     --------       -------
Net asset value, end of
 period..................              $  14.48  $  14.49   $  11.56     $  13.18     $  12.56       $ 11.65
                                       ========  ========   ========     ========     ========       =======
TOTAL RETURN(e): ........                 15.54%    30.11%    (10.20)%      19.21%        7.81%        26.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................              $317,768  $290,751   $257,059     $252,911     $123,306       $12,877
Average net assets (000).              $304,841  $265,597   $261,285     $179,456     $ 80,531       $ 1,922
Ratios to average net assets:
 Expenses, including dis-
  tribution fee..........                  2.23%     2.27%      2.32%(h)     2.30%(h)     2.44%(h)      3.77%(a)(g)(h)
 Expenses, excluding dis-
  tribution fee..........                  1.23%     1.27%      1.32%(h)     1.30%(h)     1.44%(h)      2.77%(a)(h)
 Net investment income
  (loss).................                (1.75)%    (1.66)%    (1.39)%      (1.40)%      (1.56)%       (3.17)%(a)
Portfolio turnover rat-
 e(d)....................                   113%      106%       110%         112%         107%          115%
Average commission rate
 paid per share..........              $  .0588  $  .0592        N/A          N/A          N/A           N/A
                                                   CLASS C
                                       --------------------------------------
                                                              AUGUST 1,
                                                               1994(F)
                                                 YEAR ENDED    THROUGH
                                                DECEMBER 31, DECEMBER 31,
                                        1996      1995(C)      1994(C)
                                       -------- ------------ ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period.  $14.49      $11.56       $11.62
                                       ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)..................              (0.22)       (0.22)       (0.05)
Net realized and
 unrealized gain (loss)
 on investment transac-
 tions...................                2.48        3.67        (0.01)
                                       ------      ------       ------
Total from investment op-
 erations................                2.26        3.45        (0.06)
                                       ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net in-
 vestment income.........                 --          --           --
Distributions from net
 realized gains from
 investment transactions.              (2.27)       (0.52)         --
                                       ------      ------       ------
Total dividends and dis-
 tributions..............              (2.27)       (0.52)         --
                                       ------      ------       ------
Increase (decrease)
 resulting from Fund
 share transactions......                 --          --           --
                                       ------      ------       ------
Net asset value, end of
 period..................              $14.48      $14.49       $11.56
                                       ======      ======       ======

TOTAL RETURN(e): ........               15.54%      30.11%       (0.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................              $6,735      $4,897       $1,100
Average net assets (000).              $5,862      $2,961       $  226
Ratios to average net assets:
 Expenses, including dis-
  tribution fee..........                2.33%       2.27%        6.23%(a)(h)
 Expenses, excluding dis-
  tribution fee..........                1.23%       1.27%        5.23%(a)(h)
 Net investment income
  (loss).................               (1.75)%     (1.63)%      (3.36)%(a)
Portfolio turnover rat-
 e(d)....................                 113%        106%         110%
Average commission rate
 paid per share..........              $.0588      $.0592          N/A

 ---------

   (a)  Annualized.
   (b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class B shares.
   (c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total return for periods of less than one full year are not annualized.
   (f)  Commencement of offering of Class C shares.
   (g) Ratio of expenses, before loan interest, commitment fees and nonrecurring expenses was 3.76% for Class B shares.
   (h)  Current year amounts have been restated from prior period presentation.
    N/A -- Not applicable

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

 THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING PRIMARILY IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCKS (SUCH AS CONVERTIBLE PREFERRED STOCKS AND CONVERTIBLE DEBENTURES), THE EARNINGS AND SECURITIES PRICES OF WHICH THE INVESTMENT ADVISER EXPECTS TO GROW AT A RATE ABOVE THAT OF THE S&P 500. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

 AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THE FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

 THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

 Pursuant to the Investment Adviser's growth equity management approach, under normal market conditions the Fund intends to invest at least 90% of its total assets in a diversified portfolio of equity securities such as common stocks, preferred stocks and convertible preferred stocks, which the Investment Adviser believes have above-average earnings growth prospects based on a company-by-company analysis (rather than on broader analyses of specific industries or sectors of the economy).

 THE INVESTMENT ADVISER SEEKS TO IDENTIFY STOCKS OF COMPANIES WHICH IT EXPECTS TO ENTER INTO AN ACCELERATING EARNINGS PERIOD, TO ATTRACT INCREASING INSTITUTIONAL SPONSORSHIP OR TO DEMONSTRATE STRONG PRICE APPRECIATION RELATIVE TO THEIR INDUSTRIES AND TO BROAD MARKET AVERAGES. The companies in which the Fund invests do not necessarily have records of past high growth. Examples of possible investments include companies with cyclical earnings, companies with new and innovative products or services, companies facing a changed economic, competitive or regulatory environment, companies with a new or different management approach and initial public offerings of companies which the Investment Adviser believes offer above-average growth potential.

 THE FUND INTENDS TO INVEST PRIMARILY IN COMPANIES HAVING MIDDLE MARKET CAPITALIZATIONS AND ABOVE. Stock market capitalization is calculated by multiplying the total number of a company's issued and outstanding common shares by the per share market price of such shares. The Investment Adviser believes that the over $500 million capitalization sector will continue for the foreseeable future to offer a sufficient number of stocks having growth characteristics which meet the Fund's investment criteria, so that it is unlikely the Fund will need to consider investing in the under $500 million capitalization sector. The Fund would only consider investments in the under $500 million sector if sufficient attractive growth stocks were not available in the over $500 million sector and if ample opportunity were believed to exist in the under $500 million sector sufficient to satisfy the requirements of all accounts the Investment Adviser manages which are primarily invested in the under $500 million sector. Companies which have market capitalizations of $500 million to approximately $5 billion are generally referred to as "middle market capitalization" companies. The Investment Adviser anticipates that the Fund's investments will continue to be primarily in companies with smaller and medium market capitalizations compared to those of the S&P 500 as a whole.

 The Investment Adviser uses an extensive network of more than 75 brokerage firms throughout the United States to identify equity investment opportunities. The Investment Adviser's staff then applies its own computer-assisted fundamental analysis to such individual potential investments, building portfolios of equity securities which the Investment Adviser believes have above-average earnings growth prospects. Investments are closely monitored with a view to the sale of portfolio securities when the reasons for the initial purchases are no longer valid.

 THE FUND RETAINS CASH AND EQUIVALENTS IN AMOUNTS DEEMED ADEQUATE FOR CURRENT NEEDS, AND MAY MAKE SHORT-TERM INVESTMENTS DURING PERIODS WHEN, IN THE OPINION OF THE INVESTMENT ADVISER, ATTRACTIVE EQUITY INVESTMENTS ARE NOT AVAILABLE. See "Other Investments and Policies--Short-Term Investments".

 The Fund's net asset value may be subject to above-average fluctuations compared to the net asset values of other investment companies, because greater than average risk will be assumed in investing in companies for the purpose of seeking to achieve higher than average capital growth. The Fund's investment policies may result in portfolio turnover substantially greater than the turnover of many other investment companies. See "Other Investments and Policies--Portfolio Turnover".

OTHER INVESTMENTS AND POLICIES

 CONVERTIBLE SECURITIES AND WARRANTS

 The Fund may invest in securities which may be exchanged for, converted into or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). See "Investment Objective and Policies--Investment Policies and Practices-- Convertible Securities and Warrants" in the Statement of Additional Information.

 FOREIGN SECURITIES

 The Fund may invest up to 20% of its total assets in securities of foreign issuers and in American Depository Receipts, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Investments in foreign securities involve certain inherent risks, such as exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of the Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. The Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

 SHORT-TERM INVESTMENTS

 The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities.

 REPURCHASE AGREEMENTS

 The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

 PUT AND CALL OPTIONS

 The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to the following restrictions: the aggregate premiums on call options purchased by the Fund may not exceed 5% of the market value of the total assets of the Fund as of the date the call options are purchased, and the aggregate premiums on the put options may not exceed 5% of the market value of the total assets of the Fund as of the date such options are purchased. A "put" gives a holder the right to require the writer of the put to purchase from the holder a security at a specified price, and a "call" gives a holder the right to require the writer of the call to sell a security to the holder at a specified price. See "Investment Objective and Policies--Investment Policies and Practices--Put and Call Options" in the Statement of Additional Information.

 SHORT SALES

 The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund"s asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

 If the Fund makes a short sale "against the box", the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The Investment Adviser has had experience in using short sales for its separate accounts since 1985. See "Investment Objective and Policies--Investment Policies and Practices--Short Sales" in the Statement of Additional Information.

 In the view of the Securities and Exchange Commission (the "Commission"), a short sale by the Fund involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or the Fund"s obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash or U.S. Government securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and U.S. Government securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. As a matter of policy, the Company's Board of Directors has determined that the Fund will not make short sales of securities or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value. See "Investment Restrictions" in the Statement of Additional Information.

 In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the Fund must derive less than 30% of its gross income from the sale of securities it has held for less than three months (the "three month gain rule"). The three month gain rule may limit the Fund's ability to sell a portfolio security short, or to terminate its short position, at a time when the Investment Adviser believes it would be advantageous to do so. The Fund would not enter into a short sale or purchase and deliver new securities to terminate its short position if such action would cause the Fund to violate the three month gain rule. A violation of such rule might result in the failure by the Fund to satisfy the requirements of Subchapter M of the Internal Revenue Code and in the taxation of Fund income at the Fund level.

 SECURITIES LENDING

 To increase its income, the Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Company's Board of Directors has adopted an operating policy that limits the amount of such loans to not more than 10% of the value of the total assets of the Fund. See "Investment Restrictions" in the Statement of Additional Information. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

 PORTFOLIO TURNOVER

 The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996 and December 31, 1995 were 113% and 106%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

 The Fund's ability to enter into certain short-term transactions will be limited by the requirement that certain gains on securities may not exceed 30% of its annual gross income for federal income tax purposes. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes. See "'Dividends, Distributions and Taxes" in the Statement of Additional Information.

 BORROWING

 The Fund is permitted to borrow money from banks in amounts of up to 30% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Board of Directors reserves the right to change this policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

 The use of borrowing by the Fund is a speculative technique that creates an opportunity for greater total return but, at the same time, involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. See "Borrowing Policy" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

 The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

 THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, INVESTMENT ADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S INVESTMENT ADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

 For the year ended December 31, 1996, the Fund's total expenses as a percentage of average net assets for Class A, Class B and Class C shares were 1.41%, 2.23% and 2.23%, respectively. See "Financial Highlights".

MANAGER

 PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE EQUAL TO .95 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. PMF is organized in New York as a limited liability Company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended December 31, 1996, the Fund paid management fees to PMF of .95% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.


 As of January 31, 1997 PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $55.8 billion.

 UNDER THE MANAGEMENT AGREEMENT WITH THE COMPANY, PMF SUPERVISES THE INVESTMENT OPERATIONS OF THE COMPANY AND ADMINISTERS THE COMPANY'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

INVESTMENT ADVISER

 NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 29TH FLOOR, SAN DIEGO, CALIFORNIA 92101, HAS SERVED AS THE INVESTMENT ADVISER TO THE FUND SINCE ITS INCEPTION. THE INVESTMENT ADVISER MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND THE COMPOSITION OF THE FUND'S PORTFOLIO, INCLUDING THE PURCHASE, RETENTION AND DISPOSITION THEREOF. It is compensated for its services by PMF, not the Fund, at a rate of .75 of 1% of the average daily net assets of the Fund. PMF continues to have responsibility for all investment advisory services in accordance with the Management Agreement and supervises NACM's performance of such services. For the fiscal year ended December 31, 1996, PMF paid subadvisory fees to NACM of .75% of the Fund's average net assets.

 The Investment Adviser currently manages a total of approximately $31 billion of assets for a variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and fourteen other partners manage a staff of approximately 360 employees.

 The Fund is managed under the general supervision of Arthur E. Nicholas, who has been the chief investment officer of the Investment Adviser since its organization. In addition, since December 1995, John D. Wylie, as Chief Investment Officer--Retail, is also responsible for general oversight of the Fund's portfolio. Jack C. Marshall, a partner of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Marshall has managed the Fund's portfolio since 1989 and has been employed by Nicholas-Applegate Capital Management since March 1989.

DISTRIBUTOR

 PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (PRUDENTIAL).

 UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY THE PLANS) ADOPTED BY THE COMPANY UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A SEPARATE DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES ( THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

 Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997.

 UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

 For the fiscal year ended December 31, 1996, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

 Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Directors"), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any plan if it is terminated or not continued.

 In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

 The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

 In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

 For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

 The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein, and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

 Prudential Securities may act as a broker for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. Subject to obtaining the best price and execution, brokers' sales of the Fund's shares may be considered in selecting brokers, and brokers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

FEE WAIVERS AND SUBSIDY

  PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidize will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses".

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

 Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as the Fund's Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

 THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

 Portfolio securities are valued according to market quotations or, if such quotations are not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

 The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

 FROM TIME TO TIME THE COMPANY MAY ADVERTISE THE FUND'S "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) IN ADVERTISEMENTS AND SALES LITERATURE. TOTAL RETURN IS CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to Shareholders, which may be obtained without charge. See "Shareholder Counsel--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

 THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAX ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

 Any dividends out of net taxable investment income, together with any distributions of short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholders whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

 The Fund has obtained opinions of counsel to the effect that neither the conversion of Class B shares into Class A shares nor the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

 Under the Internal Revenue Code, the Company is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). For shareholders who are otherwise subject to backup withholding under federal income tax law, only dividends and capital gains distributions are subject to withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

 THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How The Fund Values its Shares."

 DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Shareholders who acquired shares prior to the conversion of the Company from a closed-end company to an open-end company, and who did not elect to participate in the Fund's dividend reinvestment plan, will continue to receive dividends and distributions in cash unless further elections are made to the Fund. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

 WHEN THE FUND GOES "EX-DIVIDEND", ITS NAV FOR EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE, THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT MAY BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

 Dividends paid by the Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the 70% dividends received deduction.

 Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

 THE COMPANY WAS INCORPORATED IN MARYLAND ON JANUARY 30, 1987 UNDER THE NAME "NICHOLAS-APPLEGATE GROWTH EQUITY FUND, INC." AS A CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND UNTIL JUNE 10, 1991. AS A CLOSED-END INVESTMENT COMPANY DURING THE 1990 CALENDAR YEAR, THE FUND'S SHARES TRADED AT AN AVERAGE DISCOUNT FROM NET ASSET VALUE OF 7.52%. BECAUSE OF THIS DISCOUNTED VALUATION OF ITS SHARES, THE COMPANY CONVERTED TO AN OPEN-END INVESTMENT COMPANY IN ACCORDANCE WITH ITS CHARTER AND CHANGED ITS NAME TO "NICHOLAS-APPLEGATE FUND, INC." ON JUNE 10, 1991. ALL OUTSTANDING SHARES OF THE COMPANY AT THE TIME OF THE CONVERSION TO AN OPEN-END INVESTMENT COMPANY WERE CONVERTED INTO CLASS A SHARES OF THE FUND. THE COMPANY IS AUTHORIZED TO ISSUE 50 MILLION SHARES OF CLASS A COMMON STOCK, 50 MILLION SHARES OF CLASS B COMMON STOCK, 50 MILLION SHARES OF CLASS C COMMON STOCK AND 50 MILLION SHARES OF CLASS Z COMMON STOCK OF THE NICHOLAS-APPLEGATE GROWTH EQUITY FUND SERIES, $.01 PAR VALUE PER SHARE. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sales to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

 The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

 THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

 This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

 The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are to be offered commencing on or about March 17, 1997 to a limited group of investors without a sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

 YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT) ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020.

 The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50.

 Application forms can be obtained from PMFS, Prudential Securities, Prusec or certain selected dealers (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

 The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

 Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

 Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

 PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Nicholas-Applegate Growth Equity Fund, Inc. specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C shares or Class Z shares).

 If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

 In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Growth Equity Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

 THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES), WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12B-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)           OTHER INFORMATION
         ----------------------------  ------------------------ ------------------------
Class A  Maximum initial sales charge    .30 of 1%              Initial sales charge
         of 5% of the public offering    (Currently being       waived or reduced for
         price                           charged at a rate      certain purchases
                                         of 0.25 of 1%)
Class B  Maximum contingent deferred     1%                     Shares convert to Class
         sales charge or CDSC of 5%                             A shares approximately
         of the lesser of the amount                            seven years after
         invested or the redemption                             purchase
         proceeds; declines to zero
         after six years
Class C  Maximum CDSC of 1% of the       1%                     Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase
Class Z  None                            None                   Sold to a limited group
                                                                of investors

 The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely for its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class and
(iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

 Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

 IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the difference classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

 If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B or Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

 ALL PURCHASES OF $1 MILLION OR MORE EITHER AS PART OF A SINGLE INVESTMENT, EXCEPT IN THE CASE OF CERTAIN RETIREMENT PLANS, OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z shares" below.

CLASS A SHARES

 The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                 SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                  PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                                 OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
           AMOUNT OF PURCHASE    --------------- --------------- -----------------
           Less than $25,000          5.00%           5.26%            4.75%
           $25,000 to $49,999         4.50            4.71             4.25
           $50,000 to $99,999         4.00            4.17             3.75
           $100,000 to $249,999       3.25            3.36             3.00
           $250,000 to $499,999       2.50            2.56             2.40
           $500,000 to $999,999       2.00            2.04             1.90
           $1,000,000 and above       None            None             None

 The Distributor may reallow the entire initial charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

 REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A shares" in the Statement of Additional Information.

 Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

 PruArray or Smartpath Plans. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray or Smartpath Program (benefit plan record keeping services) (hereafter referred to as a PruArray or Smartpath Plan); provided (i) that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or Smartpath Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or Smartpath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account (GIA), a group annuity product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares also may be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

 PruArray Association Benefit Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

 PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

 Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

 You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES.

 The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

 Class Z shares of the Fund are available for purchase by the following categories of investors:

 (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who are, or have executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)) on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

 In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

 YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

 IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08900-5010.

 If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or Smartpath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

 PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; applicable rules and regulations of the SEC will govern as to whether the conditions prescribed in (b), (c) or (d) exist.

 Shareholders who hold their shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Distributor must redeem their shares by contacting their financial adviser.

 PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECKS.

 REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the

SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares". If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

 INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

 90-DAY REPURCHASE PRIVILEGE. If you redeem your shares, and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the cash proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed-- Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

 The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
         First.......................................           5.0%
         Second......................................           4.0%
         Third.......................................           3.0%
         Fourth......................................           2.0%
         Fifth.......................................           1.0%
         Sixth.......................................           1.0%
         Seventh and thereafter......................           None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability provided that the shares were purchased prior to death or disability.

 The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

 The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.

 In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

 You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

 A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs, provided that the investment options of the Plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

CONVERSION FEATURE--CLASS B SHARES

 Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

 Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares purchased and then held in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment or purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event.

The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

 AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE) AND ANY SERIES OF THE COMPANY THAT MAY BE ESTABLISHED FROM TIME TO TIME, AND ONE OR MORE SPECIFIC MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-- Exchange Privilege" in the Statement of Additional Information.

 IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege will be available only in states where the exchange may legally be made.

 IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

 IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED BELOW.

 SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares held in such a shareholder's account and which are not subject to a CDSC will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. It is currently anticipated that this exchange will occur quarterly in February, May, August and November. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the
increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

 Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

 The Fund reserves the right to reject any exchange order, including exchanges (and market timing transactions) engaged in by one or more accounts acting in concert or otherwise, which are of size and/or frequency that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

 The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

 In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

 . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. Shareholders who acquired shares prior to the conversion of the Company from a closed-end company to an open-end company and who did not elect to participate in the Fund's dividend reinvestment plan will continue to receive dividends and distributions in cash unless further election is made to the Fund. If you hold shares through Prudential Securities, you should contact your financial adviser.

 . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

 . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

 . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

 . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data are available upon request from the Fund.

 . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

 For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

    --------------------------                    --------------------
        TAXABLE BOND FUNDS                            EQUITY FUNDS
    --------------------------                    --------------------
 Prudential Diversified Bond Fund, Inc.     Prudential Allocation Fund
 Prudential Government Income Fund, Inc.      Balanced Portfolio
 Prudential Government Securities Trust       Strategy Portfolio
   Short-Intermediate Term Series           Prudential Distressed Securities
 Prudential High Yield Fund, Inc.           Fund, Inc.
 Prudential Mortgage Income Fund, Inc.      Prudential Dryden Fund
 Prudential Structured Maturity Fund, Inc.  Prudential Active Balanced Fund
   Income Portfolio                         Prudential Emerging Growth Fund,
 The BlackRock Government Income Trust      Inc.
   ------------------------------           Prudential Equity Fund, Inc.
       TAX-EXEMPT BOND FUNDS                Prudential Equity Income Fund
   ------------------------------           Prudential Jennison Series Fund,
 Prudential California Municipal Fund       Inc.
   California Series                          Prudential Jennison Growth Fund
   California Income Series                   Prudential Jennison Growth &
 Prudential Municipal Bond Fund             Income Fund
   High Yield Series                        Prudential Multi-Sector Fund, Inc.
   Insured Series                           Prudential Small Companies Fund,
   Intermediate Series                      Inc.
 Prudential Municipal Series Fund           Prudential Utility Fund, Inc.
   Florida Series                           Nicholas-Applegate Fund, Inc.
   Hawaii Income Series                       Nicholas-Applegate Growth Equity
   Maryland Series                          Fund
   Massachusetts Series                        --------------------------
   Michigan Series                                 MONEY MARKET FUNDS
   New Jersey Series                           --------------------------
   New York Series                          . Taxable Money Market Funds
   North Carolina Series                    Prudential Government Securities
   Ohio Series                              Trust
   Pennsylvania Series                        Money Market Series
 Prudential National Municipals Fund, Inc.    U.S. Treasury Money Market
       ---------------------                Series
           GLOBAL FUNDS                     Prudential Special Money Market
       ---------------------                Fund, Inc.
 Prudential Europe Growth Fund, Inc.          Money Market Series
 Prudential Global Genesis Fund, Inc.       Prudential MoneyMart Assets, Inc.
 Prudential Global Limited Maturity Fund,   . Tax-Free Money Market Funds
   Inc. Limited Maturity Portfolio          Prudential Tax-Free Money Fund,
 Prudential Intermediate Global Income      Inc.
   Fund, Inc.                               Prudential California Municipal
 Prudential Natural Resources Fund, Inc.    Fund
 Prudential Pacific Growth Fund, Inc.         California Money Market Series
 Prudential World Fund, Inc.                Prudential Municipal Series Fund
   Global Series                              Connecticut Money Market Series
   International Stock Series                 Massachusetts Money Market
 The Global Government Plus Fund, Inc.      Series
 The Global Total Return Fund, Inc.           New Jersey Money Market Series
 Global Utility Fund, Inc.                    New York Money Market Series
                                            . Command Funds
                                            Command Money Fund
                                            Command Government Fund
                                            Command Tax-Free Fund
                                            . Institutional Money Market Funds
                                            Prudential Institutional Liquidity
                                            Portfolio, Inc.
                                              Institutional Money Market
                                            Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Fund's Risk Factors and Special
  Characteristics?.........................................................   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   7
 Investment Objective and Policies.........................................   7
 Other Investments and Policies............................................   8
 Investment Restrictions...................................................  11
HOW THE FUND IS MANAGED....................................................  11
 Manager...................................................................  11
 Investment Adviser........................................................  12
 Distributor...............................................................  12
 Portfolio Transactions....................................................  14
 Fee Waivers and Subsidy...................................................  14
 Custodian and Transfer and Dividend Disbursing Agent......................  14
HOW THE FUND VALUES ITS SHARES.............................................  15
HOW THE FUND CALCULATES PERFORMANCE........................................  15
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  16
GENERAL INFORMATION........................................................  17
 Description of Common Stock...............................................  17
 Additional Information....................................................  18
SHAREHOLDER GUIDE..........................................................  18
 How to Buy Shares of the Fund.............................................  18
 Alternative Purchase Plan.................................................  19
 How to Sell Your Shares...................................................  23
 Conversion Feature--Class B Shares........................................  26
 How to Exchange Your Shares...............................................  27
 Shareholder Services......................................................  28

--------------------------------------------------------------------------------
MF 151A                                                                  444369Q

    CUSIP Nos.:
             Class A: 653698-20-9
             Class B: 653698-30-8
             Class C: 653698-40-7

             Class Z: 653698-50-6


  NICHOLAS APPLEGATE GROWTH
  EQUITY FUND

  ----------------------------------------------------------------------------




                                   PROSPECTUS

                               MARCH 4, 1997

                [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

NICHOLAS-APPLEGATE FUND, INC.                           Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND                          December 31, 1996

-------------------------------------------------------------
Shares             Description                      Value
                                                   (Note 1)
-------------------------------------------------------------
             COMMON STOCKS--93.8%
             CAPITAL GOODS--27.4%
             Computers-Services--6.0%
 80,900      Compaq Computer Corp.*.........   $    6,006,825
169,600      Dell Computer Corp.*...........        9,010,000
170,000      EMC Corporation*...............        5,631,250
137,700      Gateway 2000 Inc.*.............        7,375,556
                                               --------------
                                                   28,023,631
                                               --------------
             Electronic Components--7.1%
198,500      CompUSA Inc.*..................        4,094,063
150,500      FORE Systems, Inc.*............        4,947,687
 78,000      Intel Corp. ...................       10,213,125
260,000      Tech Data Corp.*...............        7,117,500
150,000      Vitesse Semiconductor Corp.*...        6,825,000
                                               --------------
                                                   33,197,375
                                               --------------
             Retail Specialty Chain--3.5%
165,100      Borders Group, Inc.*...........        5,922,962
162,500      Consolidated Stores Corp.*.....        5,220,313
178,800      Toys R Us, Inc.*...............        5,364,000
                                               --------------
                                                   16,507,275
                                               --------------
             Telecommunication--10.8%
220,000      ADC Telecommunications, Inc.*..        6,847,500
110,000      Andrew Corp.*..................        5,836,875
 91,900      Ascend Communications, Inc.*...        5,709,287
196,900      Ericsson (L.M.)
                Telephone Co., Inc. (ADR)...        5,943,919
 92,000      LCI International, Inc.*.......        1,978,000
265,000      NEXTEL Communications, Inc.*...        3,461,563
151,900      Nokia Corp. (ADR)..............        8,753,237
190,400      Teleport Communications
                Group Inc.*.................        5,807,200
170,000      Tellabs, Inc.*.................        6,396,250
                                               --------------
                                                   50,733,831
                                               --------------
             CONSUMER NON-DURABLES--17.3%
             Airlines--1.4%
105,700      UAL Corporation*...............        6,606,250
                                               --------------
             Drugs & Healthcare--10.2%
195,600      Biogen, Inc.*..................        7,579,500
120,800      Boston Scientific Corp.*.......        7,248,000
129,650      Cardinal Health, Inc. .........        7,552,112
167,100      Dura Pharmaceuticals, Inc.*....        7,979,025
156,300      HEALTHSOUTH Corp.*.............        6,037,088
110,000      Oxford Health Plans, Inc.*.....        6,441,875
121,300      Vertex Pharmaceuticals, Inc.*..        4,882,325
                                               --------------
                                                   47,719,925
                                               --------------
             Hotels & Restaurants--0.6%
180,900      Host Marriott Corp.*...........        2,894,400
                                               --------------
             Leisure And Recreation--3.6%
160,000      Harley-Davidson Inc. ..........        7,520,000
350,000      International Game Tech., Inc..        6,387,500
164,300      WMS Industries, Inc.*..........        3,286,000
                                               --------------
                                                   17,193,500
                                               --------------
             Retail-Services--1.5%
225,900      CUC International Inc.*........        5,365,125
 39,700      Kohl's Corp.*..................        1,558,225
                                               --------------
                                                    6,923,350
                                               --------------
             ENERGY--13.3%
             Oil & Gas-Production/Pipeline--9.9%
155,000      BJ Services Co.*...............        7,905,000
138,900      Burlington Resources, Inc. ....        6,997,087
119,500      Diamond Offshore
                Drilling, Inc.*.............        6,811,500
153,100      Pogo Producing Co. ............        7,233,975
175,000      Smith International, Inc.*.....        7,853,125
 50,200      United Meridian Corp.*.........        2,597,850
192,750      Williams Cos., Inc. ...........        7,228,125
                                               --------------
                                                   46,626,662
                                               --------------
             Oil Services--3.4%
180,000      ENSCO International Inc.*......        8,730,000
103,500      Western Atlas, Inc.*...........        7,335,563
                                               --------------
                                                   16,065,563
                                               --------------

See Notes to Financial Statements

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND

-------------------------------------------------------------
Shares             Description                      Value
                                                   (Note 1)
-------------------------------------------------------------
             ENVIRONMENTAL SECTOR--3.3%
             Pollution Control
             Equipment & Service--3.3%
239,700      Republic Industries, Inc.*.....     $  7,475,644
245,680      USA Waste Services, Inc.*......        7,831,050
                                               --------------
                                                   15,306,694
                                               --------------
             FINANCIAL SERVICES--11.3%
             Financial/Business Services--11.3%
160,000      APAC Teleservices Inc.*........        6,140,000
166,100      Associates First Capital Corp..        7,329,163
139,400      Danka Business
                Systems PLC (ADR)...........        4,931,275
210,000      Equifax, Inc. .................        6,431,250
162,000      Green Tree Financial Corp. ....        6,257,250
 86,800      MGIC Investment Corp. .........        6,596,800
233,800      Money Store, Inc. (The)........        6,458,725
196,600      SunAmerica, Inc. ..............        8,724,125
                                               --------------
                                                   52,868,588
                                               --------------
             GENERAL BUSINESS--8.2%
             Apparel & Textiles--8.2%
104,000      Gucci Group NV (ADR)...........        6,643,000
257,000      Jones Apparel Group, Inc.*.....        9,605,375
232,200      Mohawk Industries, Inc.*.......        5,108,400
216,900      Nautica Enterprises, Inc.*.....        5,476,725
 78,700      NIKE, Inc. ....................        4,702,325
149,300      Tommy Hilfiger Corp.*..........        7,166,400
                                               --------------
                                                   38,702,225
                                               --------------
             TECHNOLOGY SECTOR--13.0%
             Computer Hardware--1.1%
205,800      Sun Microsystems, Inc.*........        5,286,488
                                               --------------
             Computer-Software--11.9%
174,000      BMC Software Inc.*.............        7,199,250
202,400      Cambridge Technology
                Partners, Inc.*.............        6,793,050
 89,400      Computer Associates
                International, Inc. ........        4,447,650
124,300      McAfee Associates, Inc.*.......        5,469,200
 44,200      Microsoft Corp.*...............        3,652,025
112,000      Netscape
                Communications Corp.*.......        6,370,000
181,400      Parametric Technology Corp.*...        9,319,425
166,200      Rational Software Corp.*.......        6,575,287
130,000      Synopsys, Inc.*................        6,012,500
                                               --------------
                                                   55,838,387
                                               --------------
             Total common stocks
               (cost $347,551,519)..........      440,494,144
                                               --------------

Principal
 Amount
  (000)
---------

             SHORT-TERM INVESTMENTS--6.7%
             Commercial Paper--6.7%
             American Electric Power Co., Inc.
$ 8,032         6.55%, 1/2/97...............        8,030,539
             Merrill Lynch & Co., Inc.
 23,128         6.50%, 1/2/97...............       23,123,824
                                               --------------
                                                   31,154,363
                                               --------------
             Other
    115      Seven Seas Money Market Fund...          115,004
                                               --------------
             Total short-term investments
                (cost $31,269,367)..........       31,269,367
                                               --------------
             Total Investments--100.5%
                (cost $378,820,886; Note 4).      471,763,511
             Liabilities in excess of other
                assets--(0.5%)..............       (2,140,504)
                                               --------------
             Net Assets--100%...............     $469,623,007
                                               ==============

--------------
* Non-income producing security.
ADR--American Depository Receipt

                                               See Notes to Financial Statements

--------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Assets and Liabilities
--------------------------------------------------------------------------


Assets                                                   December 31, 1996
                                                         -----------------
Investments, at value (cost $378,820,886)................    $ 471,763,511
Cash.....................................................           43,789
Receivable for Fund shares sold..........................        2,281,118
Receivable for investments sold..........................        2,192,400
Dividends and interest receivable........................           45,558
Deferred expenses and other assets.......................            9,533
                                                             -------------
     Total assets........................................      476,335,909
                                                             -------------
Liabilities
Payable for investments purchased........................        4,529,796
Payable for Fund shares reacquired.......................        1,134,247
Management fee payable...................................          380,075
Accrued expenses.........................................          357,364
Distribution fee payable.................................          299,377
Directors' fees payable..................................           12,043
                                                             -------------
     Total liabilities...................................        6,712,902
                                                             -------------
Net Assets...............................................    $ 469,623,007
                                                             =============
Net assets were comprised of:
  Common stock, at par...................................    $     318,347
  Paid-in capital in excess of par.......................      355,155,899
                                                             -------------
                                                               355,474,246
  Accumulated net realized gain on investments...........       21,206,136
  Net unrealized appreciation on investments.............       92,942,625
                                                             -------------
Net assets, December 31, 1996............................    $ 469,623,007
                                                             =============
Class A:
  Net asset value and redemption price per share
    ($145,120,322 / 9,417,367 shares of common stock
    issued and outstanding)..............................           $15.41
  Maximum sales charge (5% of offering price)............               81
                                                                    ------
  Maximum offering price to public.......................           $16.22
                                                                    ======
Class B:
  Net asset value, offering price and redemption price
    per share ($317,767,563 / 21,952,085 shares of common
    stock issued and outstanding)........................           $14.48
                                                                    ======
Class C:
  Net asset value, offering price and redemption price
    per share ($6,735,122 / 465,271 shares of common
    stock issued and outstanding)........................           $14.48
                                                                    ======

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Operations
--------------------------------------------------------------------------------

                                                      Year Ended
                                                   December 31, 1996
                                                  -------------------
Net Investment Loss
Income
 Dividends (net of foreign withholding taxes of
    $12,568).....................................     $    927,752
Interest.........................................        1,210,222
                                                      ------------
      Total income...............................        2,137,974
                                                      ------------
Expenses
      Management fees............................        4,251,372
      Distribution fee -- Class A................          246,258
      Distribution fee -- Class B................        3,048,413
      Distribution fee -- Class C................           58,615
      Transfer agent's fees and expenses.........          616,000
      Reports to shareholders....................          144,000
      Custodian's fees and expenses..............          140,000
      Registration fees..........................           79,000
      Insurance expense..........................           77,600
      Directors' fees............................           77,000
      Legal fees and expenses....................           50,000
      Audit fees and expenses....................           32,000
      Miscellaneous..............................           34,360
                                                      ------------
         Total expenses..........................        8,854,618
                                                      ------------
Net investment loss..............................       (6,716,644)
                                                      ------------
Realized and Unrealized Gain
on Investments

Net realized gain on investment transactions.....       72,328,335
Net change in unrealized appreciation/
   depreciation on investments...................         (173,258)
                                                      ------------
Net gain on investments..........................       72,155,077
                                                      ------------
Net Increase in Net Assets
Resulting from Operations........................      $65,438,433
                                                      ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                            Year Ended            Year Ended
                                            December 31,          December 31,
                                                1996                 1995
                                           -------------         -------------
Increase (Decrease)
in Net Assets
Operations
   Net investment loss.................    $   (6,716,644)       $  (5,354,509)
   Net realized gain on
    investment transactions............        72,328,335           37,652,628
   Net change in unrealized
    appreciation/depreciation
    on investments.....................          (173,258)          68,899,944
                                           --------------        -------------
  Net increase in
   net assets resulting
   from operations.....................        65,438,433          101,198,063
                                           --------------        -------------
 Net equalization debits...............           --                   (25,587)
                                           --------------        -------------
Distributions to shareholders
  from net realized gains on
  investments
      Class A..........................       (18,962,078)          (3,870,372)
      Class B..........................       (44,527,983)          (9,969,062)
      Class C..........................          (917,000)            (145,786)
                                           --------------        -------------
                                              (64,407,061)         (13,985,220)
                                           --------------        -------------
Fund share transactions (Note 5)
  (net of share conversions)
  Net proceeds from shares
   subscribed..........................       899,616,382          497,447,785
  Net asset value of shares
   issued to shareholders in
   reinvestment of
   distributions.......................        58,287,125           12,582,750
  Cost of shares reacquired............      (909,300,156)        (523,457,280)
                                           --------------        -------------
  Net increase (decrease) in
   net assets from Fund
   share transactions..................        48,603,351          (13,426,745)
                                           --------------        -------------
Total increase.........................        49,634,723           73,760,511

Net Assets
Beginning of year......................       419,988,284          346,227,773
                                           --------------        -------------
End of year............................    $  469,623,007        $ 419,988,284
                                           ==============        =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

   Nicholas-Applegate Growth Equity Fund (the "Fund") is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or excercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting              The following is a summary
Policies                        of significant accounting
                                policies followed by the
                                Fund in the preparation of
                                its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $25,587 undistributed net investment income at December 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination,
                                                          --------------
Disclosure, and Financial Statement Presentation of Income Capital Gain,
------------------------------------------------------------------------
and Return of Capital Distributions by Investment Companies. For the year
------------------------------------------------------------
ended December

31, 1996 the Fund decreased accumulated net investment loss by $6,716,644, and decreased paid-in capital by $6,716,644 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements

   The Fund has a management agreement with Prudential Mutual Fund Management, LLC ("PMF"). Pursuant to the management agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ("NACM"); NACM furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PMF, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PMF is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PMF pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1996 PMF earned $4,251,372 in management fees of which it paid $3,358,584 to NACM under the foregoing agreements.

   The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly.

   Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .18 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1996.

   PSI has advised the Fund that it has received approximately $268,300 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to PRUCO Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI advised the Fund that for the year ended December 31, 1996, it received approximately $721,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

   PSI, PMF and ("Prusec") are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America. ("Prudential")

   The Fund, along with other affiliated registered investment companies
(the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

Note 3. Other Transactions with Affiliates

   Prudential Mutual Fund Services, LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $590,000 for the services of PMFS, of which approximately $52,700 was owed as of December 31, 1996. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities

   Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $487,250,242 and $524,967,988, respectively.

   The cost basis of investments for federal income tax purposes at December 31, 1996 was $378,829,945 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $92,933,566 (gross unrealized appreciation--$100,985,442; gross unrealized depreciation--$8,051,876).

Note 5. Capital

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

   The Fund has authorized 100 million shares of common stock at $.01 par value per share equally divided into three classes, designated Class A, Class B and Class C shares.

Transactions in shares of common stock were as follows:


Class A                                      Shares            Amount
-------                                   -----------      ---------------
Year ended December 31, 1996:
Shares sold.......................         45,256,796      $   735,771,997
Shares issued in reinvestment
  of dividends and distributions..            983,300           15,498,673
Shares reacquired.................        (45,642,294)        (743,356,355)
                                         ------------       --------------
Net increase in shares
  outstanding before conversion...            597,802            7,914,315
Shares issued upon conversion
  from Class B....................            628,501           10,055,961
                                         ------------       --------------
Net increase in shares
   outstanding....................          1,226,303       $   17,970,276
                                         ------------       --------------
Year ended December 31, 1995:
Shares sold.......................         24,651,915       $  348,256,276
Shares issued in reinvestment of
    dividends and distributions...            215,625            3,115,781
Shares reacquired.................        (25,323,931)        (359,037,322)
                                         ============       ==============
Net decrease in shares
   outstanding before conversion..           (456,391)          (7,665,265)
Shares issued upon conversion
   from Class B...................          1,302,983           16,471,726
                                         ------------       --------------
Net increase in shares
  outstanding.....................            846,592       $    8,806,461
                                         ============       ==============


Class B
--------
Year ended December 31, 1996:
Shares sold.......................         10,219,707       $  155,199,983
Shares issued in reinvestment of
  distributions...................          2,823,157           41,917,160
Shares reacquired.................        (10,486,306)        (158,450,669)
                                         ------------       --------------
Net increase in shares
  outstanding before conversion...          2,556,558           38,666,474
Shares reacquired upon
  conversion into Class A.........           (664,025)         (10,055,961)
                                         ------------       --------------
Net increase in shares
   outstanding....................          1,892,533       $   28,610,513
                                         ============       ==============


Class B                                      Shares            Amount
---------                                   --------          --------
Year ended  December 31, 1995:
Shares sold.......................        10,704,150        $  145,320,817
Shares issued in reinvestment of
  distributions...................           675,282             9,325,642
Shares reacquired.................       (12,198,113)         (163,546,779)
                                         -----------        --------------
Net decrease in shares
  outstanding before conversion...          (818,681)           (8,900,320)
Shares reacquired upon
  conversion into Class A.........        (1,354,574)          (16,471,726)
                                         -----------        --------------
Net decrease in shares
   outstanding....................        (2,173,255)       $  (25,372,046)
                                         ============       ==============


Class C
---------
Year ended December 31, 1996:
Shares sold.......................            564,965       $    8,644,402
Shares issued in reinvestment of
   distributions..................             58,630              871,292
Shares reacquired.................           (496,192)          (7,493,132)
                                         ------------       --------------
Net increase in shares
   outstanding....................            127,403       $    2,022,562
                                         ============       ==============

Year ended December 31, 1995:
Shares sold.......................            297,211       $    3,870,692
Shares issued in reinvestment of
  distributions...................             10,241              141,327
Shares reacquired.................            (64,764)            (873,179)
                                         ------------       --------------
Net increase in shares
   outstanding....................            242,688       $    3,138,840
                                         ============       ==============

Note 6. Distributions                    On February 7, 1997, the
                                         Board of Directors of the
Fund declared a long-term capital distribution of $0.509 per share for Class A, B and C shares respectively, payable on February 28, 1997 to shareholders of record on February 14, 1997.

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    Class A
                                                 ----------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                     1996           1995(a)         1994(a)          1993(a)         1992(a)
                                                 -----------      ----------      ----------       ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........     $     15.18      $    11.99      $    13.56       $    12.77      $    11.73
                                                 -----------      ----------      ----------       ----------      ----------
Income from investment operations:
---------------------------------
Net investment loss.........................           (0.14)          (0.11)          (0.07)           (0.07)          (0.07)
Net realized and unrealized gain (loss) on
      investment transactions...............            2.64            3.82           (1.19)            2.63            1.11
                                                  -----------      ----------      ---------        ---------       ---------
      Total from investment operations......            2.50            3.71           (1.26)            2.56            1.04
                                                  -----------      ----------      ---------        ---------       ---------

Less distributions:
------------------
Distributions from net realized gains from
      investment transactions...............          (2.27)           (0.52)         (0.31)            (1.77)             --
                                                 ----------       ----------      ---------        ----------      ----------
      Total distributions...................          (2.27)           (0.52)         (0.31)            (1.77)             --
                                                 ----------       ----------      ---------        ----------      ----------
Net asset value, end of year................     $    15.41       $    15.18      $   11.99        $    13.56      $    12.77
                                                 ==========       ==========      =========        ==========      ==========
TOTAL RETURN(b):............................          16.45%           31.20%         (9.53)%           20.26%          8.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............       $145,120         $124,340      $  88,069         $  97,596      $  84,169
Average net assets (000)....................       $136,482         $109,740      $  93,620         $  90,332      $  74,005
Ratios to average net assets:
      Expenses, including distribution fee..           1.41%            1.44%          1.49%(d)          1.42%(d)       1.54%(d)
      Expenses, excluding distribution fee..           1.23%            1.27%          1.32%(d)          1.30%(d)       1.44%(d)
      Net investment loss...................          (0.93)%          (0.83)%        (0.59)%           (0.53)%        (0.63)%
For Class A, B and C shares:
Portfolio turnover rate(c)..................            113%             106%           110%              112%           107%
Average commission rate paid per share......         $.0588           $.0592            N/A               N/A            N/A

---------------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Current year amounts have been restated from prior periods presentation. N/A -- Not available

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   Class B
                                                 --------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                                 --------------------------------------------------------------------------
                                                    1996           1995(a)         1994(a)         1993(a)         1992(a)
                                                 ---------        ---------       ---------       ---------       ---------
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of year............      $14.49       $    11.56      $    13.18      $    12.56      $    11.65
                                                 ---------        ---------       ---------       ---------       ---------
Income from investment operations:
---------------------------------
Net investment loss...........................        (.24)           (0.22)          (0.17)          (0.18)          (0.16)
Net realized and unrealized gain (loss) on
    investment transactions...................        2.50             3.67           (1.14)           2.57            1.07
                                                 ---------        ---------       ---------       ---------       ---------
    Total from investment operations..........        2.26             3.45           (1.31)           2.39            0.91
                                                 ---------        ---------       ---------       ---------       ---------
Less distributions:
------------------
Distributions from net realized gains from
    investment transactions...................       (2.27)           (0.52)          (0.31)          (1.77)           --
                                                 ---------        ---------       ---------       ---------       ---------
    Total distributions.......................       (2.27)           (0.52)          (0.31)          (1.77)           --
                                                 ---------        ---------       ---------       ---------       ---------
Net asset value, end of year..................      $14.48        $   14.49       $   11.56       $   13.18       $   12.56
                                                 =========        =========       =========       =========       =========

TOTAL RETURN(b):..............................       15.54%           30.11%         (10.20)%         19.21%           7.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $317,768         $290,751        $257,059        $252,911        $123,306
Average net assets (000)......................    $304,841         $265,597        $261,285        $179,456        $ 80,531
Ratios to average net assets:
    Expenses, including distribution fee......       2.23%             2.27%           2.32%(c)        2.30%(c)        2.44%(c)
    Expenses, excluding distribution fee......       1.23%             1.27%           1.32%(c)        1.30%(c)        1.44%(c)
    Net investment loss.......................      (1.75)%           (1.66)%         (1.39)%         (1.40)%         (1.56)%

----------------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Current year amounts have been restated from prior periods presentation.

See Notes to Financial Statements

--------------------------------------------------------------------------------
NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                         Class C
                                                   --------------------------------------------------
                                                                                          August  1,
                                                                                            1994(c)
                                                     Year Ended December 31,                Through
                                                   --------------------------            December 31,
                                                      1996            1995(a)               1994(a)
                                                   ----------       ----------           ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $    14.49       $    11.56           $      11.62

Income from investment operations:
---------------------------------
Net investment loss..........................           (0.22)           (0.22)                 (0.05)
Net realized and unrealized gain (loss) on
  investment transactions....................            2.48             3.67                  (0.01)
                                                   ----------       ----------            -----------
      Total from investment operations.......            2.26             3.45                  (0.06)
                                                   ----------       ----------            -----------
Less distributions:
------------------
Distributions from net realized gains from
  investment transactions....................           (2.27)           (0.52)                    --
                                                   ----------       ----------            -----------
  Total distributions........................           (2.27)           (0.52)                    --
                                                   ----------       ----------            -----------
Net asset value, end of period...............      $    14.48       $    14.49            $     11.56
                                                   ==========       ==========            ===========

TOTAL RETURN(b):.............................          15.54%            30.11%                 (0.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............      $   6,735        $    4,897            $     1,100
Average net assets (000).....................      $   5,862        $    2,961            $       225
Ratios to average net assets:
  Expenses, including distribution fee.......           2.23%             2.27%                  6.23%(d)(e)
  Expenses, excluding distribution fee.......           1.23%             1.27%                  5.23%(d)(e)
     Net investment loss.....................          (1.75)%           (1.63)%                (3.36)%(d)

--------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Commencement of offering Class C shares.
(d) Annualized.
(e) Current year amounts have been restated from prior periods presentation.

                                              See Notes to Financial Statements

--------------------------------------------------------------------------------
          R E P O R T   O F   I N D E P E N D E N T   A U D I T O R S
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Nicholas-Applegate Growth Equity Fund for each of the three years in the period ended December 31, 1994 for Class A and Class B shares, and for the period from August 1, 1994 (commencement of investment operations) to December 31, 1994 for Class C Shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Los Angeles, California
February 3, 1997

                 APPENDIX I--HISTORICAL PERFORMANCE DATA

GROWTH POTENTIAL OF MID-SIZED STOCKS

  Ending value of a $1,000 investment in mid- and large-sized stocks from 1/1/26 through 6/30/96.


                         [ART]


----------

Source: Ibbotson Associates' EnCorr Software, Chicago, IL as of 6/30/96. Used with permission. All rights reserved. The S&P mid-cap and 500 indices are unmanaged. Investor's cannot invest directly in stock indices. This Chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

            APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.
--------
/1/ Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1994.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
--------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
--------
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

    (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

     Selected Per Share Data and Ratios.

    (2) (a) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

     Statement of Assets and Liabilities as of December 31, 1996

     Statement of Operations for the Year Ended December 31, 1996

     Statement of Changes in Net Assets for the Years Ended December 31, 1996 and 1995
     Notes to Financial Statements
     Financial Highlights

     Auditors Report of (of Ernst & Young LLP) dated February 3, 1997 with respect to the fiscal year ended December 31, 1996

  (B) EXHIBITS:

     1. (a) Articles of Amendment and Restatement of Charter of Registrant. (Incorporated by reference to Exhibit 1.1 to Registration Statement on Form N-2, File No. 33-11709 filed on February 3, 1987.)
        (b) Articles of Amendment of Charter of Registrant. (Incorporated by reference to Exhibit 1.2 to Registration Statement on Form N-2, File No. 33-11709, filed on April 29, 1988.)
        (c) Certificate of Correction. (Incorporated by reference to Exhibit
        1.3 to Registration Statement on Form N-2, No. 33-11709, filed on April 29, 1988.)
        (d) Articles of Amendment of Charter (Incorporated by reference to Exhibit 1.4 to Amendment No. 1, Registration Statement on Form N-2, File No. 33-11709, filed on April 12, 1990.)
        (e) Articles of Amendment of Charter of the Registrant. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 1, to the Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)
        (f) Articles of Amendment of Charter of the Registrant. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

        (g) Articles Supplementary.*
     2. (a) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 2.1 to Registration Statement on Form N-2, File No. 33-11709, filed on February 3, 1987.)
        (b) Amended By-Laws of Registrant. (Incorporated by reference to
        Exhibit 2(b) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)
     3. Not Applicable.
     4. (a) Specimen stock certificates for Class A shares. (Incorporated by reference to Exhibit 4(a) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)
        (b) Specimen stock certificates for Class B shares. (Incorporated by reference to Exhibit 4(b) of Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)
     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

     6. (a) Distribution Agreement for Class A Shares between the Registrant and Prudential Mutual Fund Distributors, Inc. (Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

        (b) Distribution Agreement for Class B Shares between the Registrant and Prudential Securities Incorporated. (Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

        (c) Distribution Agreement for Class C Shares between the Registrant and Prudential Securities Incorporated. (Incorporated by reference to Exhibit 6(g) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

        (d) Amendment to Distribution Agreements.*

        (e) Restated Distribution Agreements.*

     7. Not Applicable.

     8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 9.1 to Registration Statement on Form N-2, File No. 33-11709, filed on February 3, 1987.)

        (b) Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 8(b) to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

     9. (a) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (Incorporated by reference to
        Exhibit 9(a) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461, filed on December 11, 1991.)

    10. Opinion and consent of Piper & Marbury, Maryland counsel to the Registrant. (Incorporated by reference to Exhibit 10 to Pre-effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-38461, filed on May 6, 1991.)

    11. Consent of Ernst & Young LLP.*

    12. Not Applicable.

    13. Subscription Agreement between the Registrant and Arthur E. Nicholas and Fred C. Applegate (Incorporated by reference to Exhibit 4 to Pre-effective Amendment No. 4 on Form N-2, File No. 33-11709, filed on April 13, 1987.)

    14. Not Applicable.

    15. (a) Distribution and Service Plan for Class A Shares. (Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

        (b) Distribution and Service Plan for Class B Shares. (Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

        (c) Distribution and Service Plan for Class C Shares. (Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 6, 1995.)

    16. (a) Schedule of Computation of Performance Quotations. (Incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 3, 1993).

        (b) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares. (Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-38461, filed on March 3, 1993).

    17. Financial Data Schedules.*

    18. Rule 18f-3 Plan.*
----------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Fred C. Applegate, Arthur B. Laffer and Charles E. Young, members of the Board of Directors of Registrant, also comprise all of the members of the Board of Trustees of Nicholas-Applegate Mutual Funds, a registered investment company. Accordingly, Registrant and Nicholas-Applegate Mutual Funds may be deemed to be under common control.

  Arthur E. Nicholas, Dann V. Angeloff, and Theodore J. Coburn, members of the Board of Directors of Registrant, are also members of the Board of Trustees of Nicholas-Applegate Investment Trust, a registered investment company. As they constitute 50% of the members of such Board of Trustees, and all of the assets of Nicholas-Applegate Mutual Funds are invested in Nicholas-Applegate Investment Trust, Registrant and Nicholas-Applegate Investment Trust may be deemed to be under common control.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of February 7, 1997 there were 10,348,342, 21,644,067 and 491,146 record holders of Class A, Class B and Class C common stock, $.01 par value per share, of the Registrant, respectively.

ITEM 27. INDEMNIFICATION.

  Section 9 of the Management Agreement filed herewith as Exhibit 5A generally provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or for willfull misfeasance, bad faith, gross negligence or reckless disregard of duty. See "Manager" in the Statement of Additional Information.

  Under Section 5 of the Subadvisory Agreement filed herewith as Exhibit 5B the Investment Adviser is provided with indemnification by the Registrant against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an Investment Adviser of the Registrant; provided, however, that no indemnification shall be provided by the Registrant with respect to any liability of the Investment Adviser to the Registrant or its shareholders by reason of the willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties, by reason of its reckless disregard of its duties and obligations or by reason of its breach of fiduciary duty under the Subadvisory Agreement. See "Investment Adviser" in the Statement of Additional Information.

  Indemnification of PMFD and Prudential Securities (the "Distributors"), the Distributors of the Class A and Class B Common Stock, respectively, of the Fund, is provided in Section 10 of the Distribution Agreements filed herewith as Exhibits 6A and 6B, respectively, which provision provides that the Fund will indemnify the named Distributor and its officers, directors, and control persons for any and all claims, demands, liabilities and expenses which any of them may incur for untrue statements of fact, or omissions to state a material fact, in the Registrant's Registration Statement or Prospectus. such indemnification is only afforded such Distributor or its officers, directors and control persons if a determination is made that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of such person's duties or by reason of its reckless disregard of such person's obligations under the Distributor's Distribution Agreement with the Fund.

  Liability of the Registrant's custodian, State Street Bank and Trust Company, is limited under Section 3.10 of the Custodian Agreement filed herewith as Exhibit 8A.

  Indemnification of the Registrant's transfer agent, Prudential Mutual Fund Services, Inc. ("PMFS"), is provided in Article 5 of the Transfer Agent Agreement filed herewith as Exhibit 9. In Section 5.01 of Article 5 of the Transfer Agent Agreement, the Fund has agreed to indemnify PMFS for, and hold it harmless from, any losses, damages, costs, expenses and liability arising out of or attributable to: (i) the actions of PMFS or its agents and subcontractors taken pursuant to the Transfer Agent Agreement (provided that such actions are taken in good faith and without negligence or willful misconduct); (ii) the Fund's failure to perform its obligations under the Transfer Agent Agreement; (iii) the reliance by PMFS or its agents on information, records or documents received by PMFS from or on behalf of the Fund; (iv) the reliance by PMFS on any instructions or requests of the Fund; or (v) the offer or sale of shares of the Fund in violation of any registration requirements imposed under Federal or applicable state securities laws.

  The Registrant, its officers and directors, and the Investment Adviser are insured under an errors and omissions liability insurance policy which, generally, covers claims by the Registrant's shareholders based on negligent acts by the insureds, negligent failure to discover dishonest acts and the costs and expenses of defending those claims. Such insurance does not protect nor purport to protect the insured parties from liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of such person's commission of fraud, dishonesty or malicious acts or omissions or any willful breach of duty, neglect, misstatement, misleading statement or other act done or wrongfully attempted in the performance of such person's duties.

  Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director who is made a party to any proceeding by reason of his or her service as a director, except in circumstances where the director acted in bad faith or with active and deliberate dishonesty, or the director received an improper personal benefit, or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The indemnification afforded a director may be made with respect to judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with the proceeding. However, if the proceeding was won by or in the right of the corporation, indemnification may not be made in respect to any proceeding in which the director shall have been adjudicated to be liable to the corporation. The indemnification and advancement of expenses provided or authorized by Section 2-418 of the Maryland General Corporation Law are not exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. A corporation, in addition, may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent that it may indemnify directors under Section 2-418 of the Maryland General Corporation Law. Section 10 of Article Eighth of the Registrant's Charter filed herewith as Exhibit 1A provides the Directors and officers of the Registrant with affirmative indemnification rights to the fullest extent provided by Maryland law or of any other applicable jurisdiction consistent with applicable law.

  In addition, Section 2-405.2 of the Maryland General Corporation Law provides that the charter of a corporation may include any provision expanding or limiting the liability of the corporation's directors and officers to the corporation or its shareholders for money damages except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (ii) to the extent that a judgment or other financial adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Section 12 of Article Eighth of the Registrant's Charter filed herewith as Exhibit 1A limits the personal liability of the Directors and officers of the Registrant for money damages to the fullest extent permitted by Maryland law, but does not protect any director or officer against any liability which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

  Notwithstanding the provisions of the Registrant's Charter which provide or purport to provide affirmative indemnification rights to the officers and directors of the Registrant, consistent with the applicability of Section 17(h) of the Investment Company Act of 1940, as amended, to the Registrant and its activities, such Charter provisions will not be construed to protect the officers and directors of the Registrant against any liability that any such person may otherwise be subject to by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER      (A)
PRUDENTIAL MUTUAL FUND MANAGEMENT, LLC

  See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.

 NAME AND ADDRESS   POSITION WITH PMF                         PRINCIPAL OCCUPATIONS
 ----------------   -----------------                         ---------------------
 Brian Storms       Officer-In-Charge,            Officer-In-Charge, President, Chief Executive
                    President,                     Officer and Chief Operating Officer, PMF
                    Chief Executive Officer and
                    Chief Operating Officer

 Robert F. Gunia    Executive Vice President      Comptroller, Prudential Investments;
                    and Treasurer                  Executive Vice President and Treasurer, PMF;
                                                   Senior Vice President of Prudential
                                                   Securities Incorporated (Prudential
                                                   Securities)

 Thomas A. Early    Executive Vice President,     Executive Vice President, Secretary and
                    Secretary and General Counsel  General Counsel, PMF; Vice President and
                                                   General Counsel, Prudential Retirement
                                                   Services

 Susan C. Cote      Executive Vice President,     Executive Vice President, Chief Financial
                    Chief Financial Officer        Officer, PMF.

 Neil A. McGuinness Executive Vice President      Executive Vice President, PMF.

 Robert J. Sullivan Executive Vice President      Executive Vice President, PMF.

  Nicholas-Applegate Capital Management, the Investment Adviser of the Registrant, is a registered investment adviser primarily engaged in the investment advisory business. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is engaged only in the business of acting as such general partner and as general partner of certain investment limited partnerships.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Prudential Securities Incorporated

  Prudential Securities is distributor for The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility

Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                        Corporate Investment Trust Fund
                        Prudential Equity Trust Shares
                        National Equity Trust
                        Prudential Unit Trusts
                        Government Securities Equity Trust
                        National Municipal Trust

  (b) Prudential Securities Incorporated

                         POSITIONS AND                                    POSITIONS AND
                         OFFICES WITH                                     OFFICES WITH
NAME(/1/)                UNDERWRITER                                      REGISTRANT
---------                -------------                                    ----------------
Robert C. Golden........ Executive Vice President and Director                  None
One New York Plaza
New York, NY 10292
Alan D. Hogan........... Executive Vice President, Chief Administrative         None
                          Officer and Director
George A. Murray........ Executive Vice President and Director                  None
Leland B. Paton......... Executive Vice President and Director                  None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff....... Executive Vice President, Chief Financial              None
                          Officer and Director
Vincent T. Pica, II..... Director, Member of Operating Committee and            None
One New York Plaza        Executive Vice President
New York, NY 10292
Hardwick Simmons........ Chief Executive Officer, President and Director        None
Lee B. Spencer Jr. ..... General Counsel, Executive Vice President and          None
                          Director

----------
(/1/)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Three Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of February, 1997.

                        NICHOLAS-APPLEGATE FUND, INC.

                        By: /s/ Jack C. Marshall
                         ------------------------------------
                           JACK C. MARSHALL, PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                              TITLE                      DATE
               ---------                              -----                      ----
 /s/ Arthur E. Nicholas                 Chairman and Director             February 27, 1997
 --------------------------------------
   ARTHUR E. NICHOLAS

 /s/ Dann V. Angeloff                   Director                          February 27, 1997
 --------------------------------------
   DANN V. ANGELOFF

 /s/ Fred C. Applegate                  Director                          February 27, 1997
 --------------------------------------
   FRED C. APPLEGATE

 /s/ Theodore J. Coburn                 Director                          February 27, 1997
 --------------------------------------
   THEODORE J. COBURN

 /s/ Robert F. Gunia                    Director                          February 27, 1997
 --------------------------------------
   ROBERT F. GUNIA

 /s/ Arthur B. Laffer                   Director                          February 27, 1997
 --------------------------------------
   ARTHUR B. LAFFER

 /s/ Charles S. Young                   Director                          February 27, 1997
 --------------------------------------
   CHARLES S. YOUNG
                                        Treasurer and Principal Financial
 /s/ Grace Torres                        and Accounting Officer           February 27, 1997
 --------------------------------------
     Grace Torres

                         NICHOLAS-APPLEGATE FUND, INC.

                      POST-EFFECTIVE AMENDMENT NO. 10

                                 EXHIBIT INDEX

 EXHIBIT                                                                   PAGE
 NUMBER                            DESCRIPTION                            NUMBER
 -------                           -----------                            ------
     1(a) Articles of Amendment and Restatement of Charter of
           Registrant. (Incorporated by reference to Exhibit 1.1 to
           Registration Statement on Form N-2, File No. 33-11709 filed on February 3, 1987.)
      (b) Articles of Amendment of Charter of Registrant. (Incorporated
           by reference to Exhibit 1.2 to Registration Statement on
           Form N-2, File No. 33-11709, filed on April 29, 1988.)
      (c) Certificate of Correction. (Incorporated by reference to
           Exhibit 1.3 to Registration Statement on Form N-2,
           No. 33-11709, filed on April 29, 1988.)
      (d) Articles of Amendment of Charter (Incorporated by reference to Exhibit 1.4 to Amendment No. 1, Registration Statement on
           Form N-2, File No. 33-11709, filed on April 12, 1990.)
      (e) Articles of Amendment of Charter of the Registrant.
           (Incorporated by reference to Exhibit 1(e) to Post-Effective
           Amendment No. 1, to the Registration Statement on Form N-1A,
           File No. 33-38461, filed on December 11, 1991.)
      (f) Articles of Amendment of Charter of the Registrant.
           (Incorporated by reference to Exhibit 1(f) to Post-Effective
           Amendment No. 8 to Registration Statement on Form N-1A, File
           No. 33-38461, filed on March 6, 1995.)
      (g) Articles Supplementary.*
     2(a) Amended and Restated By-Laws of the Registrant. (Incorporated
           by reference to Exhibit 2.1 to Registration Statement on
           Form N-2, File No. 33-11709, filed on February 3, 1987.)
      (b) Amended By-Laws of Registrant. (Incorporated by reference to
           Exhibit 2(b) of Pre-effective Amendment No. 1 to
           Registration Statement on Form N-1A, File No. 33-38461,
           filed on May 6, 1991.)
     3    Not Applicable.
     4(a) Specimen stock certificates for Class A shares. (Incorporated by reference to Exhibit 4(a) of Pre-effective Amendment No.
           1 to Registration Statement on Form N-1A, File No. 33-38461,
           filed on May 6, 1991.)
      (b) Specimen stock certificates for Class B shares. (Incorporated by reference to Exhibit 4(b) of Pre-effective Amendment No.
           1 to Registration Statement on Form N-1A, File No. 33-38461,
           filed on May 6, 1991.)
     5(a) Management Agreement between the Registrant and Prudential
           Mutual Fund Management, Inc. (Incorporated by reference to
           Exhibit 5(a) to Post-Effective Amendment No. 1, to
           Registration Statement on Form N-1A, File No. 33-38461,
           filed on December 11, 1991.)
      (b) Subadvisory Agreement between Prudential Mutual Fund
           Management, Inc. and The Prudential Investment Corporation.
           (Incorporated by reference to Exhibit 5(b) to Post-Effective
           Amendment No. 1, to Registration Statement on Form N-1A,
           File No. 33-38461, filed on December 11, 1991.)
     6(a) Distribution Agreement for Class A Shares between the
           Registrant and Prudential Mutual Fund Distributors, Inc.
           (Incorporated by reference to Exhibit 6(e) to Post-Effective
           Amendment No. 8 to Registration Statement on Form N-1A, File
           No. 33-38461, filed on March 6, 1995.)
      (b) Distribution Agreement for Class B Shares between the
           Registrant and Prudential Securities Incorporated.
           (Incorporated by reference to Exhibit 6(f) to Post-Effective
           Amendment No. 8 to Registration Statement on Form N-1A, File
           No. 33-38461, filed on March 6, 1995.)

 EXHIBIT                                                                  PAGE
 NUMBER                            DESCRIPTION                           NUMBER
 -------                           -----------                           ------
      (c) Distribution Agreement for Class C Shares between the
           Registrant and Prudential Securities Incorporated.
           (Incorporated by reference to Exhibit 6(g) to Post-
           Effective Amendment No. 8 to Registration Statement on Form
           N-1A, File No. 33-38461, filed on March 6, 1995.)
      (d) Amendment to Distribution Agreements.*
      (e) Restated Distribution Agreements.*
     7    Not Applicable.
     8(a) Custodian Contract between the Registrant and State Street
           Bank and Trust Company. (Incorporated by reference to
           Exhibit 9.1 to Registration Statement on Form N-2, File No.
           33-11709, filed on February 3, 1987.)
      (b) Addendum to Custodian Contract between the Registrant and
           State Street Bank and Trust Company. (Incorporated by
           reference to Exhibit 8(b) to Registration Statement on Form
           N-1A, File No. 33-38461, filed on May 6, 1991.)
     9(a) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (Incorporated by
          reference to Exhibit 9(a) to Post-Effective Amendment No. 1, to Registration Statement on Form N-1A, File No. 33-38461,
          filed on December 11, 1991.)
    10    Opinion and consent of Piper & Marbury, Maryland counsel to the Registrant. (Incorporated by reference to Exhibit 10 to
          Pre-effective Amendment No. 1 to Registration Statement on
          Form N-1A, File No. 33-38461, filed on May 6, 1991.)
    11    Consent of Ernst & Young LLP.*
    12    Not Applicable.
    13    Subscription Agreement between the Registrant and Arthur E.
          Nicholas and Fred C. Applegate (Incorporated by reference to
          Exhibit 4 to Pre-effective Amendment No. 4 on Form N-2, File
          No. 33-11709, filed on April 13, 1987.)
    14    Not Applicable.
    15(a) Distribution and Service Plan for Class A Shares.
          (Incorporated by reference to Exhibit 15(e) to
          Post-Effective Amendment No. 8 to Registration Statement on
          Form N-1A, File No. 33-38461, filed on March 6, 1995.)
      (b) Distribution and Service Plan for Class B Shares.
          (Incorporated by reference to Exhibit 15(f) to
          Post-Effective Amendment No. 8 to Registration Statement on
          Form N-1A, File No. 33-38461, filed on March 6, 1995.)
      (c) Distribution and Service Plan for Class C Shares.
          (Incorporated by reference to Exhibit 15(g) to
          Post-Effective Amendment No. 8 to Registration Statement on
          Form N-1A, File No. 33-38461, filed on March 6, 1995.)
    16(a) Schedule of Computation of Performance Quotations.
          (Incorporated by reference to Exhibit 16(a) to
          Post-Effective Amendment No. 4 to Registration Statement on
          Form N-1A, File No. 33-38461, filed on March 3, 1993).
      (b) Schedule of Calculation of Aggregate Total Return for Class
          A and Class B shares. (Incorporated by reference to Exhibit
          16(b) to Post-Effective Amendment No. 4 to Registration
          Statement on Form N-1A, File No. 33-38461, filed on March 3,
          1993).
    17    Financial Data Schedules.*
    18    Rule 18f-3 Plan.*

----------
* Filed herewith.